UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21256

Rock Canyon Funds

(Exact name of registrant as specified in charter)

2989 West Maple Loop, Suite 210  Lehi   UT  84043

(Address of principal executive offices)(Zip code)

Jonathan Ferrell, Rock Canyon Advisory Group, Inc.,

2989 West Maple Loop, Suite 210  Lehi  UT  84043

 (Name and address of agent for service)

With copy to:

Donald S. Mendelsohn, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (801) 753-0045

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Top Flight Long-Short Fund

SEPTEMBER 30, 2008

November 14, 2008

Dear Fellow Shareholders:

Performance

The Top Flight Long-Short Fund outperformed its benchmark, the S&P 500 Index, during the fiscal year ended September 30, 2008.  The S&P 500 returned -21.97% including dividends, while the Fund returned   -12.80%.  The Fund’s outperformance can be attributed to its allocation to short positions, particularly in the financial sector, over the course of the fiscal year.  Management is pleased that the Fund’s long-short strategy has limited its losses relative to the equity markets in general, yet we are concerned anytime the Fund experiences a loss over a 12-month period.  The goal of Fund management to provide returns in excess of the S&P 500 Index in every market environment has not changed, and our management team will continue to improve the product as we try to meet that objective.

Policy

To say that the current environment is challenging to asset managers is certainly an understatement.  We believe that blame for the current crisis should be shared by domestic policy makers, Congress, asset managers, rating agencies, appraisers, credit analysts, loan originators, banks, foreign governments, and individual citizens who made spending decisions based on greed rather than prudence.  In other words, culpability is very widespread.  Likewise, the deleveraging that will be required to stabilize our nation’s markets and then its economy will also need to be widespread, including less leverage on both corporate and consumer balance sheets.

We are disheartened that domestic policy makers are choosing to combat the current crisis with increased credit availability and incentives for lenders.  It is incentive to save and invest (not incentive to borrow and lend) that is needed to start the wheels of our economy turning again.  We urge policy makers to suspend or cut taxes on investment and savings rather than engaging in massive government intervention in the free marketplace.  A suspension of the capital gains tax would do much to end the current housing market debacle and the steep stock market decline.  On the other hand, government subsidies of individual companies will carry a long-term moral price tag that is difficult to estimate, but will certainly be greater than consumers or policy makers predict.

Volatility

Last year at this time we predicted a prolonged period of higher-than-average market volatility.  Historically, our research into the strategy used to manage the Top Flight Fund has shown that its  performance relative to its benchmark is highly correlated to market volatility in general – the higher the volatility, the greater the historical outperformance.  We have been correct in our volatility prediction thus far, and hold to our assertion that we have entered a prolonged high-volatility environment. We also want to remind our shareholders that volatility is never one-sided.  Just as their have been spectacular declines, so too will there be spectacular rallies over the next several years.  This is why we believe this environment offers so much opportunity for an opportunistic long-short strategy – higher volatility environments magnify alpha and make other costs like fund expenses and trading costs less of a relative drag on a manager’s performance.

We do not believe we have seen the bottom in the equity markets, but we also believe that the despondency of market participants, unprecedented stimulus, and the rapid revaluation of equities (especially international equities) have skewed market risk to the upside over the short-term.  We are aggressively looking to exploit opportunities on the long side, but plan to proceed with measured caution over the course of the next year.

Sincerely,

Jonathan Ferrell

President

TOP FLIGHT LONG-SHORT FUND
Comparison of Changes in Value of $10,000
From December 31, 2002 (Since Inception) to September 30, 2008
(Unaudited)

	Top Flight Fund (a)	S&P 500 Index (b)
One Year:	-12.80%	-21.97%
Three Years:	-3.92%	-0.41%
Since Inception:	7.55%	5.75%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Top Flight Fund $15,252
S&P 500 Index $13,796
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008

(a). Dividends reinvested into asset index.

(b). The Standard & Poor's 500 Stock Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-869-1679.

Top Flight Long-Short Fund

Graphical Illustration

(Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

	Top Flight Long-Short Fund
	Schedule of Investments
	September 30, 2008

Shares		Market Value

COMMON STOCKS - 26.71%

Bituminous Coal & Lignite Surface Mining - 1.33%
700	Fording Canadian Coal Trust	$ 58,100

Commercial Banks, NEC - 0.45%
1,300	Banco Santander, S.A.	19,526

Chemicals & Allied Products - 1.21%
3,500	WR Grace & Co. *	52,920

Crude Petroleum & Natural Gas - 1.18%
500	Petrochina Co.	51,365

Drilling Oil & Gas Wells - 1.09%
1,100	Helmerich & Payne, Inc.	47,509

Electronic Computers - 1.06%
2,800	Dell, Inc. *	46,144

Engines & Turbines - 0.70%
700	Cummins, Inc.	30,604

Electronic & Other Electrical Equipment - 0.84%
900	Emerson Electric Co.	36,711

Mining, Quarrying of Nonmetallic Minerals - 2.83%
26,400	Hecla Mining Co. *	123,552

Gold & Silver Ores - 1.69%
1,800	Rangold Resources, Ltd.	73,854

Metal Mining - 4.11%
900	Cliffs Natural Resources, Inc.	47,646
44,200	Lundin Mining Corp. *	131,716
		179,362
Natural Gas Transmission - 1.20%
4,100	El Paso Corp.	52,316

Petroleum Refining - 2.39%
1,100	BP Plc.	55,187
600	Hess Corp.	49,248
		104,435
Paperboard Containers & Boxes - 0.51%
33,383	Chesapeake Corp.	22,367

Personal Credit Unions - 1.76%
3,900	SLM Corp. *	48,126
800	World Acceptance Corp. *	28,800
		76,926
Radio & TV Broadcasting & Communications Equipment - 1.06%
6,500	Motorola, Inc.	46,410

Semiconductors and Related Devices - 0.90%
2,100	Intel Corp.	39,333

Steel Works, Blast Furnaces Rolling Mills - 2.40%
1,000	Arcelor Mittal Steel Co.	49,380
600	Posco *	56,022
		105,402

TOTAL FOR COMMON STOCKS (Cost - $1,535,918) - 26.71%		1,166,836

REAL ESTATE INVESTMENT TRUSTS (Cost - $57,008) - 1.34%
1,600	Washington Real Estate Investment Trust	58,608

SHORT TERM INVESTMENTS - 69.43%
289,228	UMB Bank Money Market Fiduciary 0.80% ** (Cost $289,228)	289,228
2,743,506	UMB Bank Money Market Fiduciary 0.80% ** (Cost $2,743,506)†	2,743,506
TOTAL SHORT TERM INVESTMENTS		3,032,734

TOTAL INVESTMENTS (Cost $4,625,660) - 97.48%		4,258,178

OTHER ASSETS LESS LIABILITIES - 2.52%		109,978

NET ASSETS - 100.00%		$ 4,368,156

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2008.
† Pledged as collateral for securities sold short.
The accompanying notes are an integral part of these financial statements.

	Top Flight Long-Short Fund
	Schedule of Securities Sold Short
	September 30, 2008

SECURITIES SOLD SHORT
Shares		Market Value

Agriculture Production - Crops
3,500	Chiquita Brands International, Inc.	$ 55,335

Beverages
2,900	Constellation Brands, Inc.	62,234

Cable & Other Pay Television Services
1,900	Cablevision System Corp.	47,804
1,600	Liberty Global, Inc.	48,480
8,300	Mediacom Communications Corp.	49,136
		145,420
Engines & Turbines
3,200	Briggs & Stratton Corp.	51,776

Footwear
3,400	Brown Shoe Co., Inc.	55,692

Games, Toys & Children's Vehicles
1,300	Hasbro, Inc.	45,136

Household Furniture
5,200	Furniture Brands International, Inc.	54,704

Men's & Boys' Furnishings, Work Clothing, and Allied Garments
700	Polo Ralph Lauren Corp.	46,648

Metalworking Machinery & Equipment
900	Black & Decker Corp.	54,675

Miscellaneous Electrical Machinery, Equipment & Supplies
2,400	Greatbatch, Inc.	58,896

Mobile Homes
9,400	Champion Enterprises, Inc.	52,170

Motorcycles, Bicycles & Parts
1,200	Harley Davidson, Inc.	44,760

National Commerical Banks
1,900	BB&T Corp.	71,820
223	First Horizon National Corp.	2,087
		73,907
Operative Builders
11,400	Standard Pacific Corp.	55,974
2,200	Toll Brothers, Inc.	55,506
		111,480
Ordinance & Accessories
6,200	Taser International, Inc.	44,330

Perfumes, Cosmetics & Other Toilet Preparations
3,300	Elizabeth Arden, Inc.	64,779

Periodicals: Publishing or Publishing and Printing
1,600	Meredith Corp.	44,864

Pharmaceutical Preparations
1,700	Alpharma, Inc.	62,713

Retail - Apparel & Accessory Stores
2,700	Zumiez, Inc.	44,496

Retail - Building Materials, Hardware, Garden Supply
900	Sherwin Williams Co.	51,444

Retail - Department Stores
3,800	Dillards, Inc.	44,840
1,000	Kohls Corporation	46,080
		90,920
Retail - Home Furniture, Furnishings & Equipment Stores
1,500	Bed Bath & Beyond, Inc.	47,115

Retail - Lumber & Other Building Materials Dealers
1,900	Home Depot, Inc.	49,191
2,000	Lowes Companies, Inc.	47,380
		96,571
Retail - Retail Stores
2,200	Petsmart, Inc.	54,362

Retail - Shoe Stores
3,300	DSW, Inc.	45,210
3,300	Foot Locker, Inc.	53,328
		98,538
Retail Variety Stores
4,300	99 Cents Only Stores	47,171

Savings Institutions, Not Federally Chartered
23,900	Sterling Financial Corp.	346,550

Services - Advertising Agencies
1,600	Focus Media Holding Ltd.	45,616

Services - Educational Services
50	Washington Post Co.	27,840

Services - Help Supply Services
4,200	MPS Group, Inc.	42,336

Surgical & Medical Instruments & Apparatus
600	Bard C R, Inc.	56,922
4,500	Boston Scientific Corp.	55,215
		112,137
Wholesale-Groceries & General Line
2,900	United Natural Foods, Inc.	72,471

Wholesale-Miscellaneous Durable Goods
2,400	Pool Corp.	55,992

Wholesale-Paper and Paper Products
4,600	Officemax, Inc.	40,894

Women's, Misses', and Juniors Outwear
2,600	Jones Apparel Group, Inc.	48,126

Wood Household Furniture
2,000	Ethan Allen Interiors, Inc.	56,040

Exchange Traded Fund
1,000	iShares Dow Jones US Healthcare	62,020
10,000	iShares MSCI Japan	106,600
4,400	iShares Russell 2000 Value Index	295,856
		464,476

	Total (Proceeds - $2,791,951)	$ 2,972,614

The accompanying notes are an integral part of these financial statements.

Top Flight Long-Short Fund
Statement of Assets and Liabilities
September 30, 2008

Assets:
Investments in Securities, at Fair Value (Cost $4,625,660)	$ 4,258,178
Deposit with Broker for Securities Sold Short	2,392,947
Cash held at Custodian	500
Receivables:
Securities Sold	1,244,873
Dividends	867
Interest	3,006
Prepaid Expenses	15,342
Total Assets	7,915,713
Liabilities:
Securities Sold Short at Fair Value (Proceeds - $2,791,951)	2,972,614
Securities Purchased	535,763
Dividends on Securities Sold Short	3,628
Advisory Fees	8,206
Other Accrued Expenses	27,346
Total Liabilities	3,547,557
Net Assets	$ 4,368,156

Net Assets Consist of:
Paid In Capital	$ 6,126,953
Accumulated Realized Loss on Investments and Securities Sold Short	(1,210,635)
Unrealized Depreciation in Value of Investment Securities and Securities Sold Short	(548,162)
Net Assets, for 461,121 Shares Outstanding	$ 4,368,156
(Unlimited number of shares authorized without par value)

Net Asset Value, Offering Price, and Redemption Price	$ 9.47
($4,368,156/461,121 shares)

The accompanying notes are an integral part of these financial statements.

Top Flight Long-Short Fund
Statement of Operations
For the year ended September 30, 2008

Investment Income:
Dividends (net of $2,211 of foreign tax withheld)	$ 95,259
Interest	52,850
Total Investment Income	148,109

Expenses:
Advisory Fees (Note 3)	161,658
Dividends on Securities Sold Short	55,334
Blue Sky Fees	21,619
Audit Fees	18,963
Transfer Agent Fees & Fund Accounting Fees	25,873
Legal Fees	35,240
Custodial Fees	24,114
Trustee Fees	10,899
Interest Expense	15,043
Insurance Fees	1,669
Printing and Mailing Fees	780
Total Expenses	371,192
Management Fees Voluntarily Waived (Note 3)	(32,697)
Net Expenses	338,495

Net Investment Loss	(190,386)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investment Securities	(593,321)
Realized Loss on Securities Sold Short	(386,108)
Net Change in Unrealized Depreciation on Investment Securities	(397,215)
Net Change in Unrealized Depreciation on Securities Sold Short	(155,996)
Net Realized and Unrealized Loss on Investments	(1,532,640)

Net Decrease in Net Assets Resulting from Operations	$ (1,723,026)

The accompanying notes are an integral part of these financial statements.

Top Flight Long-Short Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	9/30/2008	9/30/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (190,386)	$ (143,742)
Realized Loss on Investment Securities	(593,321)	(319,040)
Realized Gain on Securities Sold Short	(386,108)	198,094
Change in Unrealized Appreciation (Depreciation) on Investment Securities
and Securities Sold Short	(553,211)	322,486
Net Decrease in Net Assets Resulting from Operations	(1,723,026)	57,798

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	(208,232)
Change in Net Assets from Distributions	-	(208,232)

Capital Share Transactions (Note 5)	2,421,870	(8,461,660)

Net Assets:
Net Increase (Decrease) in Net Assets	698,844	(8,612,094)
Beginning of Year	3,669,312	12,281,406
End of Year (Including Undistributed Net Investment Income of $0	$ 4,368,156	$ 3,669,312
and $0, respectively)

The accompanying notes are an integral part of these financial statements.

Top Flight Long-Short Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	9/30/2008	9/30/2007	9/30/2006	9/30/2005	9/30/2004

Net Asset Value, at Beginning of Year	$ 10.86	$ 10.66	$ 12.20	$ 11.60	$ 14.38

Income From Investment Operations:
Net Investment Loss *	(0.26)	(0.27)	(0.21)	(0.26)	(0.20)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.13)	0.69	0.01	1.41	1.22
Total from Investment Operations	(1.39)	0.42	(0.20)	1.15	1.02

Distributions:
Realized Gains	-	(0.22)	(1.34)	(0.55)	(3.80)
Total from Distributions	-	(0.22)	(1.34)	(0.55)	(3.80)

Net Asset Value, at End of Year	$ 9.47	$ 10.86	$ 10.66	$ 12.20	$ 11.60

Total Return **	(12.80)%	4.07%	(1.97)%	9.95%	8.43%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 4,368	$ 3,669	$ 12,281	$ 8,519	$ 19,089
Ratio of Expenses to Average Net Assets, excluding Dividends on Securities Sold Short	3.83%	3.86%	2.97%	3.28%	2.83%
Ratio of Dividend Expense on Securities Sold Short After Waivers	0.38%	0.55%	0.34%	0.02%	0.20%
Ratio of Expenses to Average Net Assets After Waivers	4.21%	4.42%	3.31%	3.30%	3.03%
Ratio of Net Investment Loss to Average Net Assets After Waivers	(2.31)%	(2.54)%	(1.85)%	(2.24)%	(1.69)%
Ratio of Expenses to Average Net Assets Before Waivers	4.61%	5.18%	3.44%	3.34%	3.03%
Ratio of Net Investment Loss to Average Net Assets Before Waivers	(2.70)%	(3.30)%	(1.98)%	(2.28)%	(1.69)%
Portfolio Turnover	2121.39%	2118.78%	2052.63%	1634.62%	4874.52%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total returns in the above table represent the return that the investor would have earned or lost over the period indicated
on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

TOP FLIGHT LONG-SHORT FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

1.)

ORGANIZATION

Top Flight Long-Short Fund (the “Fund”) was organized as a non-diversified series of Rock Canyon Funds (the “Trust”) on November 14, 2002 and commenced operations on December 31, 2002.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 14, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. At present, there is only one series authorized by the Trust.  The Fund's primary investment objective is to seek long-term growth of capital.  Significant accounting policies of the Fund are presented below. The investment advisor of the Fund is Rock Canyon Advisory Group, Inc. (the “Advisor”).

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.  Methods that are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHORT SALES:

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. As of September 30, 2008 the Fund had $2,743,506 in a segregated account with its custodian bank as collateral for short sales.

TOP FLIGHT LONG-SHORT FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on October 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Any such reclassifications will have no effect on net assets, result of operations, or net asset values per share of the Fund.  For the fiscal year ended September 30, 2008, net investment loss of $190,386 was reclassified.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

Security transactions are recorded on a trade date basis. Dividend income and dividend expense is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, the Advisor manages the Fund’s investments subject to approval of the Board of Trustees.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.95% of the average daily net assets of the Fund.  As a result of the above calculation, for the year ended September 30, 2008, the Advisor earned management fees totaling $161,658 before the voluntary fee waiver described below.

TOP FLIGHT LONG-SHORT FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

The Adviser may waive all or part of its fee, at any time and at its sole discretion but such action shall not obligate the Advisor to waive any fees in the near future.  The Adviser voluntarily waived part of the management fee for the period from October 1, 2007 through September 30, 2008.  The total amount voluntarily waived during the period was $32,697.  Certain key officers of the Trust are officers, the sole shareholder and/or employees of the Advisor.

4.)

RELATED PARTY TRANSACTIONS

Jonathan N. Ferrell, President of the Fund, is a control person and the sole shareholder of the Advisor. Mr. Ferrell benefits from management fees paid to the Advisor by the Fund.

The Fund has entered into an agreement with Mutual Shareholder Services, LLC (“MSS”) for fund accounting and transfer agent services.   A shareholder and officer of MSS is also an officer of the Fund.  For the year ended September 30, 2008, MSS earned $25,873 for fund accounting and transfer agency services.  At September 30, 2008, the Fund owed $1,847 to MSS.

5.)

CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares. Paid-in-capital at September 30, 2008, was $6,126,953 representing 461,121 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended 9/30/2008		Year Ended 9/30/2007
Shares Sold	1,552,703	$18,188,713	288,871	$3,066,193
Shares issued in reinvestment of distributions	0	0	20,042	208,232
Shares Reedemed	(1,429,425)	(15,766,843)	(1,123,140)	(11,736,085)
Net Increase (Decrease)	123,278	$2,421,870	(814,227)	$(8,461,660)

6.)

INVESTMENT TRANSACTIONS

For the year ended September 30, 2008, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and securities sold short aggregated $94,753,536 and $94,254,018, respectively.  Purchases and sales of securities sold short aggregated $60,344,285 and $60,887,135, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at September 30, 2008, was $4,625,660 and the proceeds from short sales was $2,791,951.

At September 30, 2008, the composition of unrealized appreciation for tax purposes was as follows:

Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$96,551	($644,713)	($548,162)

TOP FLIGHT LONG-SHORT FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

7.)

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2008, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, approximately 45.13% of the Fund and National Financial Services Corp for the benefit of others, in aggregate, approximately 48.01% of the Fund.

8.)

DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2007 was as follows:

9/30/2007
Distributions paid from:
Ordinary income	$ 0
Short-term capital gain	207,582
Long-term capital gain	650
$208,232

There were no distributions paid during the year ended September 30, 2008.

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized losses from investments (a)	$(201,107)
Unrealized depreciation on investments	(548,162)

(a) The Fund has elected to push $1,008,930 of post October 2007 losses to fiscal year 2009.

9.) NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

Top Flight Long-Short Fund

We have audited the accompanying statement of assets and liabilities of the Top Flight Long-Short Fund, (the Fund), a series of the Rock Canyon Funds, Inc., including the schedule of investments and schedule of securities sold short, as of September 30, 2008 and the related statements of operations, changes in net assets and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets for the year ended September 30, 2007 and the financial highlights for each of the years in the four year period ended September 30, 2007 were audited by other auditors whose report dated December 12, 2007, expressed an unqualified opinion on this information.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of September 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Top Flight Long-Short Fund as of September 30, 2008, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

November 24, 2008

Top Flight Long-Short Fund
Expense Illustration
September 30, 2008

Expense Example

As a shareholder of the Top Flight Long-Short Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2008 through September 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2008	September 30, 2008	April 1, 2008 to September 30, 2008

Actual	$1,000.00	$814.27	$19.10
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,003.95	$21.09

* Expenses are equal to the Fund's annualized expense ratio of 4.21%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

TOP FLIGHT LONG-SHORT FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2008 (UNAUDITED

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of September 30, 2008, the Fund is the only series in the “Fund Complex”.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships

Jeffery C. Beck 891 North 200 East American Fork, UT 84003 Age: 45	Trustee since December 2002	Senior Auditor, Department of Defense, Defense Contract Audit Agency, from February 1988 to present.
Paul R. Ressler 942 North 240 East American Fork, UT 84003 Age: 42	Trustee since December 2002

Marketing Representative, CapSoft, a computer software firm, from May 1993 to January 2002; Marketing Representative, MyGo USA, a toy manufacturer, from January 2002 to April 2002; Marketing Representative, Pukka USA, a toy manufacturer, Inc. from April 2002 to August 2006; President, Hybrid Dynamics Corporation, a technology development company, August 2006 to present.

The following table provides information regarding the officers and “interest person” of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Jonathan N. Ferrell[1] 2989 West Maple Loop Suite 210 Lehi, UT 84043 Age: 35	President since December 2002; Trustee from November 2002 until February 2005.

President of the Fund’s adviser since December 2002.  Analyst with Paragon Capital Management, Inc., a registered investment advisory firm, from December 1997 until April 1999; Registered Representative with Delta Equity Services, Inc., a registered investment advisory firm, September 2002 until November 2002; Director Paragon Capital Management, Inc., April 1999 until December 2002.

Neil J. Ferrell 4609 W. Harvey Blvd. Cedar Hills, UT 84062 Age: 75	Chief Compliance Officer since November 2006

Retired Professional Engineer Director, Franson Civil Engineers, December 2000 to present; Principal, Automated Security LLC, July 2004 to December 2006; Manager of Projects, Anderson Engineering Company Inc., 1994 to July 2004

Ray J. Meyers 1 301 East 925 North American Fork, UT 84003 Age: 51	Trustee since December 2002

President and owner of Elemental Technologies, Inc., a computer programming firm, since April 1999; Sole proprietor of Meyers Associates, a computer programming firm, from October 1997 until April 1999.

1 Mr. Meyers and Mr. Ferrell own a 1/3 interest in Automated Security LLC, and therefore Mr. Meyers may be deemed to be an “interested person” trustee.

TOP FLIGHT LONG-SHORT FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008 (UNAUDITED)

PROXY VOTING - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Fund at 1-800-869-1679 or visiting our transfer agent at www.mutualss.com, and on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS - The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM – On July 21, 2008, Cohen Fund Audit Services, Ltd. resigned as the independent registered public accounting firm for the Rock Canyon Funds, the Top Flight Long-Short Fund.  The report of Cohen Fund Audit Services, Ltd. on the financial statements of the Fund for the fiscal year ended September 30, 2007 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or any accounting principle. During the Fund’s fiscal year ended September 30, 2007, there were no disagreements with Cohen Fund Audit Services, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cohen Fund Audit Services, Ltd. would have caused them to make reference thereto in their report on the financial statements for such period.  The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Sanville & Company as its new independent registered public accounting firm on July 21, 2008.

Board of Trustees

Jeffery C. Beck

Ray J. Meyers

Paul R. Ressler

Investment Adviser

Rock Canyon Advisory Group, Inc.

2989 West Maple Loop

Suite 210

      Lehi, UT  84043

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

UMB Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Top Flight Long-Short Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Jeff Beck is an audit committee financial expert.  Mr. Beck is independent for purposes of this Item 3.  He has gained his qualifications as a financial expert through experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 19,000

FY 2007

$ 18,550

(b)

Audit-Related Fees

Registrant

FY 2008

$ 0

FY 2007

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2008

$ 1500

FY 2007

$ 1460

Nature of the fees:

Federal tax returns and Excise tax return.

(d)

All Other Fees

Registrant

FY 2008

$ 700

FY 2007

$ 700

Nature of the fees:

For fiscal consent.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2008

$ 2160

FY 2007

$ 2160

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.  Not applicable.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rock Canyon Funds

By /s/Jonathan Ferrell

*Jonathan Ferrell

Chief Executive Officer

Date December 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jonathan Ferrell

*Jonathan Ferrell

Chief Executive Officer

Date December 4, 2008

By /s/James Boden

*James Boden

Chief Financial Officer

Date December 4, 2008

* Print the name and title of each signing officer under his or her signature.